UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock Global Dividend Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East

52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2019

Date of reporting period: 01/31/2019

Item 1 – Report to Stockholders

JANUARY 31, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds II

▶	BlackRock Global Dividend Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured ∎ May Lose Value ∎ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended January 31, 2019, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market, while the bond market delivered modest positive returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates were relatively unchanged. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Although the credit fundamentals in corporate markets remained relatively solid, investment-grade and high-yield bonds trailed U.S. Treasuries.

The U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate (the theoretical rate that is neither stimulative nor restrictive to the economy) is approximately 3.5%. The Fed funds rate is currently at 2.5%, which is stimulative to the economy. At its latest meeting in late January, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation gives the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. We also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2019
	6-month	12-month

U.S. large cap equities (S&P 500® Index)	(3.00)%	(2.31)%

U.S. small cap equities (Russell 2000® Index)	(9.62)	(3.52)

International equities (MSCI Europe, Australasia, Far East Index)	(7.80)	(12.51)

Emerging market equities (MSCI Emerging Markets Index)	(2.60)	(14.24)

3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.10	1.95

U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	4.20	3.21

U.S. investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.71	2.25

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.86	3.08

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.07	1.73

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of January 31, 2019	BlackRock Global Dividend Portfolio

Investment Objective

BlackRock Global Dividend Portfolio’s (the “Fund”) investment objective is to seek to provide a level of current income that exceeds the average yield on global stocks generally. Additionally, the Fund seeks to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2019, the Fund outperformed its benchmark, the MSCI All Country World Index (“ACWI”), with the exception of the Fund’s Investor C Shares, which performed in line with the benchmark.

What factors influenced performance?

The largest contributors to relative performance during the period were stock selection in information technology (“IT”), notably within the communications equipment industry, and a lack of exposure to energy. An overweight to health care also contributed to performance. Within IT, Cisco Systems, Inc. was the top individual contributor after the company’s guidance was raised above the previous top end of the range on all measures. The lack of exposure to energy benefited performance as the price of oil declined nearly 20% during the period. In health care, pharmaceuticals exposure contributed as the portfolio’s holdings in the industry delivered strong earnings during the period.

Stock selection in the industrials sector, mainly among air freight and logistics companies, was the largest detractor from relative performance. The lack of exposure to both utilities and real estate also detracted as the sectors outperformed the overall benchmark during the period. Within industrials, a position in German postal and international courier service Deutsche Post AG detracted on increased macro fears and a profit warning from FedEx in Europe, which had a contagion effect. Tobacco companies were among the Fund’s weakest performers, namely British American Tobacco PLC and Altria Group, Inc., on fears of further regulation and concern that competition from vapes and electronic cigarettes will cut into the companies’ profits.

Describe recent portfolio activity.

During the six-month period, the largest change in portfolio positioning was a reduction in the health care exposure, specifically in the pharmaceutical industry. The portfolio also reduced exposure to consumer staples, namely by exiting a position in Anheuser Busch InBev prior to the company cutting its dividend. Additional capital was allocated to IT, specifically among semiconductor and semiconductor equipment companies. The Fund added exposure to industrials by entering a position in BAE Systems PLC, a global defense, aerospace and security company.

Describe portfolio positioning at period end.

The Fund’s largest absolute allocations at the end of the period were to consumer staples and health care, driven by the tobacco and pharmaceuticals industries, respectively. The largest underweight exposure was in financials, despite meaningful absolute exposure. The Fund had no investments in real estate, utilities or energy. Regionally, a majority of the portfolio was listed in North America and Europe, with large overweight exposures to the United Kingdom and Switzerland. The largest underweight exposures were to Japan and the United States, despite nearly 40% of the portfolio being listed in the latter.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019 (continued)	BlackRock Global Dividend Portfolio

Performance Summary for the Period Ended January 31, 2019

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(4.20)%	(9.14)%	N/A	5.71%	N/A	9.94%	N/A
Investor A	(4.28)	(9.35)	(14.11)%	5.43	4.30%	9.67	9.08%
Investor C	(4.70)	(10.06)	(10.91)	4.63	4.63	8.83	8.83
Class K	(4.25)	(9.12)	N/A	5.74	N/A	9.96	N/A
MSCI ACWI(c)	(4.71)	(7.48)	N/A	6.72	N/A	11.28	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30% of its assets outside of the U.S.). The Fund’s total returns prior to November 1, 2010 are the returns of the Fund when it followed different investment strategies under the name BlackRock Income Builder Portfolio.

(c)

A free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets countries. The MSCI ACWI consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period(a)	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$958.00	$3.60	$1,000.00	$1,021.53	$3.72	0.73%
Investor A	1,000.00	957.20	4.98	1,000.00	1,020.11	5.14	1.01
Investor C	1,000.00	953.00	8.61	1,000.00	1,016.38	8.89	1.75
Class K	1,000.00	957.50	3.31	1,000.00	1,021.83	3.41	0.67

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

(b)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
TELUS Corp.	3%
Altria Group, Inc.	3
Johnson & Johnson	3
Cisco Systems, Inc.	3
Rogers Communications, Inc., Class B	3
Imperial Brands PLC	3
British American Tobacco PLC	3
Amcor Ltd.	3
Kone Oyj, Class B	3
Coca-Cola Co.	3

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United States	43%
United Kingdom	16
Australia	6
Canada	6
Switzerland	6
France	4
Finland	3
Germany	3
Netherlands	3
Singapore	3
Taiwan	2
China	1
Denmark	1
India	1
Japan	1
Sweden	1

FUND SUMMARY	5

About Fund Performance	BlackRock Global Dividend Portfolio

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Share performance shown prior to the Class K Shares June 8, 2016 inception date is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on August 1, 2018 and held through January 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2019	BlackRock Global Dividend Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.6%

Australia — 5.8%
Amcor Ltd.	5,582,367	$55,425,526
Ansell Ltd.	1,255,287	21,432,991
Sonic Healthcare Ltd.	2,061,464	34,578,052

		111,436,569

Canada — 6.4%
Rogers Communications, Inc., Class B	1,089,127	58,917,879
TELUS Corp.	1,832,389	64,177,892

		123,095,771

China — 1.2%
ANTA Sports Products Ltd.	4,339,000	22,445,468

Denmark — 1.1%
Novo Nordisk A/S, Class B	470,691	22,059,445

Finland — 2.9%
Kone Oyj, Class B	1,132,536	55,067,270

France — 3.5%
Sanofi	363,934	31,632,299
Schneider Electric SE	492,177	35,004,357

		66,636,656

Germany — 2.7%
Deutsche Post AG, Registered Shares	1,748,224	51,635,642

India — 0.9%
Hero MotoCorp Ltd.	452,907	16,684,290

Japan — 1.0%
Japan Tobacco, Inc.	798,200	20,207,027

Netherlands — 3.1%
Heineken NV	267,910	24,063,368
Koninklijke Philips NV	905,677	35,706,305

		59,769,673

Singapore — 2.9%
DBS Group Holdings Ltd.	1,597,200	28,466,202
United Overseas Bank Ltd.	1,517,300	28,436,032

		56,902,234

Sweden — 1.4%
Svenska Handelsbanken AB, A Shares	2,520,983	27,415,311

Switzerland — 5.7%
Nestlé SA, Registered Shares	541,783	47,234,750
Novartis AG, Registered Shares	499,710	43,625,069
SGS SA, Registered Shares	8,045	19,420,974

		110,280,793

Taiwan — 1.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	4,758,000	35,294,703

United Kingdom — 16.4%
AstraZeneca PLC	374,449	27,125,733
BAE Systems PLC	5,785,909	38,923,892
British American Tobacco PLC	1,577,792	55,617,093
Diageo PLC	931,275	35,543,356
GlaxoSmithKline PLC	2,229,049	43,298,199
Imperial Brands PLC	1,691,277	56,140,208
RELX PLC	843,604	18,644,066
Unilever PLC	789,301	41,465,068

		316,757,615

United States — 41.8%
3M Co.	180,701	36,194,410
AbbVie, Inc.	383,269	30,772,668
Altria Group, Inc.	1,290,790	63,700,487
Cisco Systems, Inc.	1,255,896	59,391,322
Citizens Financial Group, Inc.	435,617	14,776,129
Coca-Cola Co.	1,087,515	52,342,097

Security	Shares	Value
United States (continued)
Genuine Parts Co.	523,353	$52,241,096
International Paper Co.	996,605	47,268,975
Johnson & Johnson	457,539	60,889,290
M&T Bank Corp.	170,376	28,033,667
Medtronic PLC	285,214	25,210,065
Microsoft Corp.	182,352	19,043,019
Paychex, Inc.	423,793	30,004,544
PepsiCo, Inc.	423,806	47,750,222
Pfizer, Inc.	938,227	39,827,736
Philip Morris International, Inc.	535,733	41,101,436
Procter & Gamble Co.	353,676	34,119,124
Texas Instruments, Inc.	280,418	28,232,484
U.S. Bancorp	571,128	29,218,909
United Technologies Corp.	325,205	38,396,954
Wells Fargo & Co.	602,613	29,473,802

		807,988,436

Total Long-Term Investments — 98.6% (Cost: $1,623,669,739)		1,903,676,903

Short-Term Securities — 0.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26% (a)(b)	17,722,231	17,722,231

Total Short-Term Securities — 0.9% (Cost: $17,722,231)		17,722,231

Total Investments — 99.5% (Cost: $1,641,391,970)		1,921,399,134

Other Assets Less Liabilities — 0.5%		9,458,903

Net Assets — 100.0%		$1,930,858,037

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Dividend Portfolio

(a)	Annualized 7-day yield as of period end.
(b)

During the six months ended January 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 01/31/19	Value at 01/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	17,722,231	17,722,231	$17,722,231	$45,622		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	499	(b)	(209)	—

				$17,722,231	$46,121		$(209)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$—	$111,436,569	$—	$111,436,569
Canada	123,095,771	—	—	123,095,771
China	—	22,445,468	—	22,445,468
Denmark	—	22,059,445	—	22,059,445
Finland	—	55,067,270	—	55,067,270
France	—	66,636,656	—	66,636,656
Germany	—	51,635,642	—	51,635,642
India	—	16,684,290	—	16,684,290
Japan	—	20,207,027	—	20,207,027
Netherlands	—	59,769,673	—	59,769,673
Singapore	—	56,902,234	—	56,902,234
Sweden	—	27,415,311	—	27,415,311
Switzerland	—	110,280,793	—	110,280,793
Taiwan	—	35,294,703	—	35,294,703
United Kingdom	—	316,757,615	—	316,757,615
United States	807,988,436	—	—	807,988,436
Short-Term Securities	17,722,231	—	—	17,722,231

	$948,806,438	$972,592,696	$—	$1,921,399,134

During the six months ended January 31, 2019, there were no transfers between levels.

See notes to financial statements.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

January 31, 2019

BlackRock Global Dividend Portfolio

ASSETS
Investments at value — unaffiliated (cost — $1,623,669,739)	$1,903,676,903
Investments at value — affiliated (cost — $17,722,231)	17,722,231
Receivables:
Investments sold	22,391,571
Capital shares sold	3,089,229
Dividends — affiliated	24,276
Dividends — unaffiliated	8,248,437
Prepaid expenses	27,922

Total assets	1,955,180,569

LIABILITIES
Bank overdraft	4,053
Payables:
Investments purchased	17,555,191
Capital shares redeemed	4,356,379
Investment advisory fees	931,281
Trustees’ and Officer’s fees	16,317
Other accrued expenses	328,458
Other affiliates	98,219
Service and distribution fees	326,764
Board realignment and consolidation	115,521
Transfer agent fees	590,349

Total liabilities	24,322,532

NET ASSETS	$1,930,858,037

NET ASSETS CONSIST OF
Paid-in capital	$1,638,369,568
Accumulated earnings	292,488,469

NET ASSETS	$1,930,858,037

NET ASSET VALUE
Institutional — Based on net assets of $1,142,656,010 and 96,623,750 shares outstanding, unlimited number of shares authorized, $0.001 par value	$11.83

Investor A — Based on net assets of $433,807,064 and 36,809,133 shares outstanding, unlimited number of shares authorized, $0.001 par value	$11.79

Investor C — Based on net assets of $275,404,319 and 23,515,352 shares outstanding, unlimited number of shares authorized, $0.001 par value	$11.71

Class K — Based on net assets of $78,990,644 and 6,670,343 shares outstanding, unlimited number of shares authorized, $0.001 par value	$11.84

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statement of Operations  (unaudited)

Six Months Ended January 31, 2019

BlackRock Global Dividend Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$32,387,918
Dividends — affiliated	45,622
Securities lending income — affiliated — net	499
Foreign taxes withheld	(598,451)

Total investment income	31,835,588

EXPENSES
Investment advisory	6,430,845
Service and distribution — class specific	2,074,583
Transfer agent — class specific	759,156
Administration	439,139
Administration — class specific	226,244
Custodian	126,421
Accounting services	81,322
Registration	74,572
Professional	54,312
Printing	39,050
Trustees and Officer	23,245
Board realignment and consolidation	59,965
Miscellaneous	26,115

Total expenses	10,414,969
Less fees waived and/or reimbursed by the Manager	(1,438)

Total expenses after fees waived and/or reimbursed	10,413,531

Net investment income	21,422,057

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	45,235,285
Investments — affiliated	(209)
Foreign currency transactions	(305,566)

44,929,510

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(180,491,912)
Foreign currency translations	(6,892)

(180,498,804)

Net realized and unrealized (loss)	(135,569,294)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(114,147,237)

See notes to financial statements.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Global Dividend Portfolio
	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$21,422,057	$70,504,080
Net realized gain	44,929,510	126,258,744
Net change in unrealized depreciation	(180,498,804)	(73,629,828)

Net increase (decrease) in net assets resulting from operations	(114,147,237)	123,132,996

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(62,122,885)	(139,543,604)
Investor A	(19,991,018)	(36,770,188)
Investor C	(11,673,073)	(22,880,819)
Class K	(3,856,959)	(1,897,845)

Decrease in net assets resulting from distributions to shareholders	(97,643,935)	(201,092,456)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(392,634,485)	(321,741,094)

NET ASSETS(b)
Total decrease in net assets	(604,425,657)	(399,700,554)
Beginning of period	2,535,283,694	2,934,984,248

End of period	$1,930,858,037	$2,535,283,694

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio

	Institutional

	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018	2017		2016		2015	2014

Net asset value, beginning of period	$12.94		$13.27	$12.43		$12.12		$12.25	$11.33

Net investment income(a)	0.13		0.35	0.30		0.30		0.31	0.41
Net realized and unrealized gain (loss)	(0.68)		0.27	0.86		0.48		0.08	0.92

Net increase (decrease) from investment operations	(0.55)		0.62	1.16		0.78		0.39	1.33

Distributions(b)
From net investment income	(0.14)		(0.35)	(0.30)		(0.29)		(0.32)	(0.41)
From net realized gain	(0.42)		(0.60)	(0.02)		(0.18)		(0.20)	—

Total distributions	(0.56)		(0.95)	(0.32)		(0.47)		(0.52)	(0.41)

Net asset value, end of period	$11.83		$12.94	$13.27		$12.43		$12.12	$12.25

Total Return(c)
Based on net asset value	(4.20	)%(d)	4.76%	9.53%		6.73%		3.38%	11.83%

Ratios to Average Net Assets
Total expenses	0.73	%(e)	0.72%	0.74	%(f)	0.74	%(f)	0.75%	0.75%

Total expenses after fees waived and/or reimbursed	0.73	%(e)	0.72%	0.73	%(f)	0.74	%(f)	0.74%	0.75%

Net investment income	2.10	%(e)	2.64%	2.37	%(f)	2.56	%(f)	2.57%	3.42%

Supplemental Data
Net assets, end of period (000)	$1,142,656		$1,619,539	$1,969,274		$1,484,674		$1,313,697	$1,112,027

Portfolio turnover rate	8%		30%	18%		31%		34%	14%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio (continued)

	Investor A

	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018	2017		2016		2015	2014

Net asset value, beginning of period	$12.89		$13.23	$12.39		$12.08		$12.21	$11.30

Net investment income(a)	0.11		0.31	0.26		0.27		0.28	0.38
Net realized and unrealized gain (loss)	(0.67)		0.27	0.86		0.47		0.08	0.91

Net increase (decrease) from investment operations	(0.56)		0.58	1.12		0.74		0.36	1.29

Distributions(b)
From net investment income	(0.12)		(0.32)	(0.26)		(0.25)		(0.29)	(0.38)
From net realized gain	(0.42)		(0.60)	(0.02)		(0.18)		(0.20)	—

Total distributions	(0.54)		(0.92)	(0.28)		(0.43)		(0.49)	(0.38)

Net asset value, end of period	$11.79		$12.89	$13.23		$12.39		$12.08	$12.21

Total Return(c)
Based on net asset value	(4.28	)%(d)	4.42%	9.24%		6.47%		3.09%	11.48%

Ratios to Average Net Assets
Total expenses	1.01	%(e)	0.99%	1.01	%(f)	1.02	%(f)	1.02%	1.03%

Total expenses after fees waived and/or reimbursed	1.01	%(e)	0.99%	1.01	%(f)	1.01	%(f)	1.02%	1.03%

Net investment income	1.79	%(e)	2.40%	2.06	%(f)	2.30	%(f)	2.32%	3.14%

Supplemental Data
Net assets, end of period (000)	$433,807		$492,173	$543,023		$672,554		$648,590	$712,945

Portfolio turnover rate	8%		30%	18%		31%		34%	14%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio (continued)

	Investor C
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018	2017		2016		2015	2014

Net asset value, beginning of period	$12.81		$13.15	$12.32		$12.02		$12.15	$11.24

Net investment income(a)	0.06		0.22	0.17		0.18		0.19	0.29
Net realized and unrealized gain (loss)	(0.67)		0.26	0.85		0.47		0.08	0.91

Net increase (decrease) from investment operations	(0.61)		0.48	1.02		0.65		0.27	1.20

Distributions(b)
From net investment income	(0.07)		(0.22)	(0.17)		(0.17)		(0.20)	(0.29)
From net realized gain	(0.42)		(0.60)	(0.02)		(0.18)		(0.20)	—

Total distributions	(0.49)		(0.82)	(0.19)		(0.35)		(0.40)	(0.29)

Net asset value, end of period	$11.71		$12.81	$13.15		$12.32		$12.02	$12.15

Total Return(c)
Based on net asset value	(4.70	)%(d)	3.64%	8.39%		5.63%		2.32%	10.74%

Ratios to Average Net Assets
Total expenses	1.75	%(e)	1.73%	1.76	%(f)	1.77	%(f)	1.77%	1.77%

Total expenses after fees waived and/or reimbursed	1.75	%(e)	1.73%	1.76	%(f)	1.77	%(f)	1.77%	1.77%

Net investment income	1.05	%(e)	1.65%	1.35	%(f)	1.54	%(f)	1.57%	2.40%

Supplemental Data
Net assets, end of period (000)	$275,404		$329,207	$386,971		$441,110		$417,176	$424,818

Portfolio turnover rate	8%		30%	18%		31%		34%	14%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio (continued)

	Class K

	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,			Period from 06/08/16 (a) to 07/31/16
			2018	2017

Net asset value, beginning of period	$12.96		$13.28	$12.44		$12.13

Net investment income(b)	0.13		0.39	0.30		0.02
Net realized and unrealized gain (loss)	(0.69)		0.24	0.87		0.37

Net increase (decrease) from investment operations	(0.56)		0.63	1.17		0.39

Distributions(c)
From net investment income	(0.14)		(0.35)	(0.31)		(0.08)
From net realized gain	(0.42)		(0.60)	(0.02)		—

Total distributions	(0.56)		(0.95)	(0.33)		(0.08)
Net asset value, end of period	$11.84		$12.96	$13.28		$12.44

Total Return(d)
Based on net asset value	(4.25	)%(e)	4.81%	9.60%		3.24	%(e)

Ratios to Average Net Assets
Total expenses	0.67	%(f)	0.66%	0.67	%(g)	1.15	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.67	%(f)	0.66%	0.67	%(g)	1.14	%(f)(g)

Net investment income	2.13	%(f)	3.08%	2.42	%(g)	2.25	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$78,991		$94,364	$35,715		$205

Portfolio turnover rate	8%		30%	18%		31	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Global Dividend Portfolio (the “Fund”) is a series of the Trust and is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A Shares. Investor C Shares may be subject to a CDSC. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. The Fund has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (unaudited) (continued)

market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee, based on the average daily net assets that is attributable to the Fund’s direct investments in fixed-income and equity securities and instruments, including exchange-traded funds advised by the Manager or other investment advisers, other investments, and cash and cash equivalents (including money market funds, whether advised by the Manager or other investment advisers) and excludes investments in other BlackRock equity and/or fixed-income mutual funds, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.600%
$1 Billion — $2 Billion	0.550
$2 Billion — $3 Billion	0.525
Greater than $3 Billion	0.500

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides, for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C
Distribution Fee	—%	0.75%
Service Fee	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended January 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$575,250	$1,499,333	$2,074,583

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended January 31, 2019, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$141,521	$46,070	$30,008	$8,645	$226,244

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended January 31, 2019, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Total
$30,763	$8	$30,771

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended January 31, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations;

Institutional	Investor A	Investor C	Class K	Total
$2,089	$5,597	$2,968	$77	$10,731

For the six months ended January 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$441,645	$195,743	$121,369	$399	$759,156

Other Fees: For the six months ended January 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $6,099.

For the six months ended January 31, 2019, affiliates received CDSCs as follows:

Investor A	$11,101
Investor C	12,218

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended January 31, 2019, the amount waived was $1,438.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income exchange-traded funds that have a contractual management fee through November 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended January 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, the Fund was subject to a different securities lending fee arrangement.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended January 31, 2019, the Fund paid BIM $88 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended January 31, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officer Fees: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended January 31, 2019, purchases and sales of investments, excluding short-term securities, were $181,824,666 and $668,692,470 respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of January 31, 2019, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of January 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,646,224,500

Gross unrealized appreciation	$377,595,405
Gross unrealized depreciation	(102,420,771)

Net unrealized appreciation	$275,174,634

8.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended January 31, 2019, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels, of several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom is scheduled to withdraw from the European Union in March 2019, which may introduce significant new uncertainties and instability in the financial markets across Europe.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 01/31/19		Year Ended 07/31/18
	Shares	Amount	Shares	Amount
Institutional
Shares sold	9,888,821	$119,424,716	33,507,458	$444,511,559
Shares issued in reinvestment of distributions	3,924,046	46,498,626	8,032,542	105,631,758
Shares redeemed	(42,368,703)	(506,769,450)	(64,724,515)	(844,992,193)

Net decrease	(28,555,836)	$(340,846,108)	(23,184,515)	$(294,848,876)

Investor A
Shares sold	3,938,075	$46,657,320	6,323,653	$83,310,966
Shares issued in reinvestment of distributions	1,584,934	18,721,684	2,574,210	33,711,953
Shares redeemed	(6,881,852)	(82,334,786)	(11,768,604)	(153,548,276)

Net decrease	(1,358,843)	$(16,955,782)	(2,870,741)	$(36,525,357)

Investor C
Shares sold	1,638,453	$18,645,495	2,291,189	$30,219,789
Shares issued in reinvestment of distributions	918,291	10,782,516	1,572,719	20,499,362
Shares redeemed	(4,732,740)	(56,662,847)	(7,597,847)	(98,267,175)

Net decrease	(2,175,996)	$(27,234,836)	(3,733,939)	$(47,548,024)

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 01/31/19		Year Ended 07/31/18
	Shares	Amount	Shares	Amount
Class K
Shares sold	525,099	$6,470,469	8,322,997	$107,379,332
Shares issued in reinvestment of distributions	324,183	3,847,582	147,192	1,882,089
Shares redeemed	(1,462,604)	(17,915,810)	(3,875,919)	(52,080,258)

Net increase (decrease)	(613,322)	$(7,597,759)	4,594,270	$57,181,163

Total Net Decrease	(32,703,997)	$(392,634,485)	(25,194,925)	$(321,741,094)

As of January 31, 2019, BlackRock HoldCo 2, Inc., an affiliate of the Fund, owned 16,488 Class K Shares of the Fund.

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statement of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statement of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulations S-X changes.

Distributions for the year ended July 31, 2018 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain
Institutional	$49,213,281	$90,330,323
Investor A	12,688,635	24,081,553
Investor C	5,945,322	16,935,497
Class K	1,793,129	104,716

Undistributed net investment income as of July 31, 2018 was $2,394,998.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Robert Fairbairn, Trustee

Lena G. Goldberg, Trustee

Robert M. Hernandez, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, the Fund’s shareholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include seven former Trustees and eight individuals who served as directors/trustees of the funds in the BlackRock Equity-Liquidity Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	23

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected Trustees took office effective on January 1, 2019.

Shareholders approved the Trustees* of BlackRock Funds II with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	1,768,557,322	23,393,649
Susan J. Carter	1,774,676,655	17,274,316
Collette Chilton	1,774,927,042	17,023,928
Neil A. Cotty	1,774,339,325	17,611,646
Robert Fairbairn	1,769,112,015	22,838,955
Lena G. Goldberg	1,773,958,033	17,992,937
Robert M. Hernandez	1,767,787,917	24,163,053
Henry R. Keizer	1,770,277,846	21,673,125
Cynthia A. Montgomery	1,774,347,865	17,603,105
Donald C. Opatrny	1,773,981,317	17,969,654
John M. Perlowski	1,768,934,834	23,016,137
Joseph P. Platt	1,771,958,912	19,992,058
Mark Stalnecker	1,774,409,896	17,541,074
Kenneth L. Urish	1,773,914,599	18,036,372
Claire A. Walton	1,774,960,910	16,990,060

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	25

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GDP-1/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

    Date: April 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

    Date: April 5, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

    Date: April 5, 2019